UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 1, 2012, AG Mortgage Investment Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2011 (the “Release”).

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Release is attached to this Report as Exhibit 99.1 and the information contained in the Release is incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 1, 2012, issued by AG Mortgage Investment Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2012	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/S/ JONATHAN LIEBERMAN
Name: Jonathan Lieberman
Title: Chief Investment Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 1, 2012, issued by AG Mortgage Investment Trust, Inc.